UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	98-1356880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower Singapore		018936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, in order to complete the redomiciliation of Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”), the board of directors of Wave-Singapore approved the entry into a scheme of arrangement under Singapore law, which is a court-approved arrangement requiring shareholder approval (the “Scheme of Arrangement”).

At the direction of the High Court of the Republic of Singapore (the “Singapore High Court”), Wave-Singapore held a special meeting of the shareholders entitled to vote on the Scheme of Arrangement (the “Scheme Shareholders”) on June 22, 2026 at 1:00 p.m. Eastern Time to vote on a proposal to approve the Scheme of Arrangement (the “Wave Redomiciliation Proposal”).

Scheme Shareholders, comprised of holders of Wave-Singapore ordinary shares (other than CEDE & Co.) in the registers of Wave-Singapore and The Depository Trust Company as of the record date, voted in favor of the Wave Redomiciliation Proposal and approved the Scheme of Arrangement in accordance with Singapore law and order of the Singapore High Court. The final voting results are described below. For more information, refer to the definitive proxy statement filed by Wave-Singapore with the U.S. Securities and Exchange Commission on May 7, 2026.

The Company will seek requisite approval of the Scheme of Arrangement by way of an application to be heard before the Singapore High Court. Subject to receiving the requisite approval from the Singapore High Court, Wave-Singapore expects the redomiciliation to take effect in mid-2026.

Approval of the Scheme of Arrangement:

Number of Scheme Shareholders Voted

For	Against	Total
87	0	87

Number of Shares Voted

For	Against	Total
155,190,836	78,429	155,269,265

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: June 26, 2026